SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 1, 2000
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                            114 South Churton Street
                                    Suite 101
                            Hillsborough, N.C. 27278
                    ----------------------------------------
                    (Address of principal executive offices)

                                  919/644-0600
                               919/644-1115 (fax)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

    Nevada                          000-26425                     84-1402416
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Todd Chisholm has left his partnership with Crouch, Bierwolf & Chisholm, Certified Public Accountants to form his own accounting and tax firm, Chisholm & Associates, CPA. Chisholm & Associates, CPA is located at 28 North Fairway Drive (P.O. Box 540216), North Salt Lake City, UT 84054. As Mr. Chisholm was the audit partner at Crouch, Bierwolf & Chisholm responsible for NextPath financial statements, Mr. Chisholm's new firm will continue to serve as NextPath's auditor.

During the Company's two most recent fiscal years, there have not been any disagreements with Crouch, Bierwolf & Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company provided Crouch, Bierwolf & Chisholm with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Crouch, Bierwolf & Chisholm furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. The letter of Crouch, Bierwolf & Chisholm is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter of Crouch, Bierwolf & Chisholm regarding change in certifying accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEXTPATH TECHNOLOGIES, INC.


                                   By:  /s/ Robert Woodward
                                        ----------------------------------------
                                        Robert Woodward, Chief Financial Officer
Date:  August 10, 2000